DIAMOND HILL FUNDS

Diamond Hill International Fund

Supplement Dated August 6, 2026

to the Prospectus, the Summary Prospectus, and

the Statement of Additional Information (“SAI”), each dated February 28, 2026, as amended or supplemented

Effective August 7, 2026, at 4:00 pm Eastern Time, the Diamond Hill International Fund (the “Fund”) will close to new investors. Effective September 8, 2026, at 4:00 pm Eastern Time, the Fund will close to subsequent investments by existing shareholders.

The Board of Trustees of the Diamond Hill Funds (the “Board”) has approved the liquidation of the Fund as of 4:00 pm Eastern Time on September 10, 2026 (the “Liquidation Date”).

The Fund will also no longer accept redemptions after the close of business on September 9, 2026, the business day prior to the Liquidation Date.

Effective on or about August 7, 2026, the Fund may begin liquidating its portfolio assets. This will cause the Fund to increase its cash holdings and deviate from the investment objective and strategies stated in the Fund’s prospectus.

On or about the Liquidation Date, the Fund will liquidate its remaining assets and distribute cash to all remaining shareholders. Such distributions may be taxable to shareholders. Shareholders should contact their tax advisor to discuss the income tax consequences of such distributions and the liquidation. Once the distributions are complete, the Fund will terminate. Proceeds of the liquidation will be sent to shareholders promptly after the Liquidation Date.

The Fund reserves the right to make exceptions or otherwise modify the foregoing closure policy at any time.

Accordingly, effective on the day following the Liquidation Date, all references to the Diamond Hill International Fund are eliminated from the Prospectus and Statement of Additional Information.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE